UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2019

Rodin Global Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-214130	81-1310268
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

110 E. 59th Street, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 938-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

☒ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

Preferred Equity Investment – Denver, PA

On January 2, 2019, Rodin Global Property Trust, Inc. (the “Company”), through its operating partnership, made an investment, together with a subsidiary of the Company’s sponsor, Cantor Fitzgerald Investors, LLC (“CFI”). The investment was made through a single purpose limited liability entity, in which, as of January 2, 2019, the Company owned 40.5% of the membership interests and CFI owned 59.5% of the membership interests (the “Pennsylvania SPE”).

The Pennsylvania SPE entered into a joint venture agreement (the “Pennsylvania JV”) with a subsidiary of USRA Net Lease III Capital Corp. (“USRA”). The Company and CFI, by and through the Pennsylvania SPE (collectively, the “Preferred Member”), invested $11,805,000 of capital in the Pennsylvania JV (the “Preferred Equity”). The Pennsylvania JV is the sole member of an entity that purchased a cold storage and warehouse distribution facility located in Denver, Pennsylvania (the “PA Property”) for a purchase price of $117,050,000. The Company funded its portion of the purchase price through the Pennsylvania JV with cash from its ongoing initial public offering. The acquisition of the PA Property by a subsidiary of the Pennsylvania JV was also financed by a mortgage loan in the amount of $76,732,500 (the “PA Mortgage Loan”) provided by Goldman Sachs Mortgage Company (the “PA Mortgage Lender”). The PA Property was acquired from a third party that is not affiliated with the Company or CFI (the “Pennsylvania Seller”). USRA is also a third party that is not affiliated with the Company or CFI.

The PA Property is 100% leased to New Albertsons L.P., which is a subsidiary of Albertsons Companies Inc. (“Albertsons”), which serves as the guarantor of the lease (the “PA Property Lease”). The PA Property Lease is a net lease whereby the tenant is responsible for operating expenses, real estate taxes, utilities, repairs, maintenance and capital expenditures, in addition to its obligation to pay base rent.

The following table provides certain information about the PA Property Lease:

Rent Commencement Date	Lease Expiration Date	Rentable Square Feet	Year One Rent	Tenant Renewal Options
January 2, 2019	January 31, 2039	1,757,005	$7,312,183.00, subject to annual rent escalations.	9 extension options for 5 years each

The following table provides certain information about the PA Mortgage Loan:

	Original Loan Amount	Annual Interest Rate	Maturity Date
PA Mortgage Loan	$76,732,500	5.04%	January 6, 2029

The Company intends, but is not obligated, to purchase 100% of the membership interests of the Pennsylvania SPE from CFI. Subject to the limitations in the Company’s charter, the Company anticipates the purchase price for any membership interests purchased by the Company from CFI would be equal to CFI’s purchase price in exchange for such membership interests. On January 4, 2019, the Company purchased an additional 4.9% of the Pennsylvania SPE’s membership interests from CFI.

Lancaster Grocery Property LLC (the “PA Mortgage Borrower”) pays only interest on a monthly basis (non-amortizing). Commencing in the 13th month after loan origination, the PA Mortgage Loan may be prepaid (a) subject to customary yield maintenance provisions prior to October 6, 2028, and (b) without penalty on or after October 6, 2028; provided that in each case the PA Mortgage Loan may be prepaid in whole, but not in part. During a “Trigger Period” under the PA Mortgage Loan, all excess cash flow that would otherwise be available to, and distributable by, the PA Mortgage Borrower will be held by and for the benefit of the PA Mortgage Lender in a cash management account. During such Trigger Period, funds may not be available for payment of the Preferred Return (as described below). Each of the following will cause a Trigger Period to commence under the PA Mortgage Loan: (a) an event of default by the PA Mortgage Borrower, in its capacity as landlord, under the PA Property Lease; (b) a bankruptcy or similar event with respect to the tenant or guarantor under the PA Property Lease; (c) the tenant under the PA Property Lease vacates or ceases to occupy a substantial portion of the space demised to it, the tenant goes dark or otherwise discontinues its operations at the space, in each case for more than 90 consecutive or 150 total days in any 12 month period (with certain exceptions); (d) if net operating income, as of certain measurement dates, is less than 80% of the net operating income of the PA Property as of the PA Mortgage Loan closing date; or (f) if certain financial reports are not delivered by the PA Mortgage Borrower to the PA Mortgage Lender in accordance with the PA Mortgage Loan. The PA Mortgage Loan contains customary events of default.

If and to the extent there is cash available for distribution from the PA Property, the Preferred Member is entitled to an annual rate of return on its Preferred Equity (the “Preferred Return”) that range from 7.75% in 2019 to 8.74% in 2028 (the “Preferred Return Rate”). On January 1, 2029, and on January 1st of each succeeding calendar year, the Preferred Return Rate will increase by 1% until such time as the Preferred Equity has been fully redeemed. The Preferred Return Rate is to be paid monthly from cash available for distribution prior to any distributions to any other member of the Pennsylvania JV. If there is insufficient cash available for distribution in any given month to pay the Preferred Return Rate, then (1) no amounts will be distributed to any other member of the Pennsylvania JV, and (2) the deficiency will accrue and be added to the outstanding amount of the Preferred Equity and will thereafter earn the Preferred Return Rate. Upon the occurrence of a sale or refinancing of the PA Property, or similar capital event, all net cash realized from such event will be paid to the Preferred Member until such time as any unpaid Preferred Return and unreturned Preferred Equity amount have been paid in full to the Preferred Member. Only after the payment of such amounts (and certain other expenses) may the Pennsylvania JV distribute to other members the net cash remaining from such a capital event.

A subsidiary of USRA, Lancaster Grocery Manager LLC, a Delaware limited liability company (the“Managing Member”) is the other member, and manages the day to day affairs of the Pennsylvania JV, subject to customary major decision rights in favor of the Preferred Member. The Managing Member may cause the Pennsylvania JV to redeem in full the Preferred Member’s interest in the Pennsylvania JV at any time following the date that is 36 months after the effective date of the Pennsylvania JV (January 2, 2022) (the period preceding such date being the “Lock-Out Period”). Thereafter, redemption in full but not in part of the Preferred Member’s interest is permitted. With certain exceptions, redemptions of the Preferred Member’s interest that occur prior to October 6, 2028 (“Par Redemption Date”) require the payment to the Preferred Member of a “Redemption Premium” which is an amount equal to the then present value of the Preferred Return that would have otherwise accrued through the Par Redemption Date, discounted using a discount rate equal to “Treasury Constant Yields” plus 1.0%.

At any time after the occurrence of certain specified events which may impact the payment of the Preferred Return or otherwise adversely affect the Preferred Member’s investment, the Preferred Member will have the power and authority, on behalf of the Pennsylvania JV, to enter into and consummate a refinancing, sale, re-leasing or similar capital event with respect to the PA Property. In lieu thereof, the Managing Member may elect to initiate a full redemption of the Preferred Member’s interest, irrespective of whether such election by Managing Member occurs either during or after the Lock-Out Period.

The Preferred Member is not required to contribute any additional capital to the Pennsylvania JV but may elect to do so as a means of seeking to avoid defaults under the PA Mortgage Loan and/or otherwise resolving certain issues that may arise with respect to the PA Property and potentially adversely affect the Preferred Member’s investment.

Under the Pennsylvania JV, the Preferred Member is also entitled to exercise certain rights and remedies upon the occurrence of certain “Events of Default” thereunder. Such events include acts of fraud, intentional misrepresentation, failure to distribute cash available for distribution, and other bad acts by the Managing Member. The events of default also include certain adverse events with respect to the Managing Member (such as a bankruptcy), the PA Property and/or PA Mortgage Borrower. Upon the occurrence of such events, the Preferred Member may (a) cause a full redemption of its interest (for events other than an event of default under the PA Mortgage Loan), (b) remove the Managing Member and assume management control over the Pennsylvania JV and/or (c) make certain additional capital contributions and/or protective advances to protect its interest.

Mezzanine Loan – Melrose Park, IL

On January 2, 2019, the Company, through its operating partnership, made an investment, together with CFI. The investment was made by the Company through a single purpose limited liability entity, in which, as of January 2, 2019, the Company owned 40.5% of the membership interests and CFI owned 59.5% of the membership interests (the “Illinois SPE”).

The Company, through an indirect subsidiary, the Illinois SPE, originated a fixed rate, subordinate mezzanine loan in the amount of $12,595,000 (the “IL Mezz B Loan”) to Chicago Grocery Mezz B, LLC (the “IL Mezz B Borrower”), which is owned and controlled by USRA, for the acquisition of a cold storage and warehouse distribution facility located in Melrose Park, Illinois (the “IL Property”) for a contract purchase price of $124,950,000. The Company funded its portion of the loan through the Illinois SPE with cash from its ongoing initial public offering. The acquisition of the IL Property was also financed by a mortgage loan in the amount of $41,467,000 (the “IL Mortgage Loan”) provided by Goldman Sachs Mortgage Company (the “IL Mortgage Lender”), and a senior mezzanine loan in the amount of $40,467,500 (the “IL Mezz A Loan”) provided by Mortgage Lender, in its capacity as the mezzanine lender (the “IL Mezz A Lender”). IL Mezz B Borrower owns 100% of the membership interests in Chicago Grocery Mezz A, LLC (“IL Mezz A Borrower”), which owns 100% of the membership interest in Chicago Grocery Property, LLC (“IL Property Owner”), which owns the fee simple interest in the IL Property. The IL Property was acquired from a third party that is not affiliated with the Company or CFI (the “Illinois Seller”).

The IL Property is 100% leased to New Albertsons L.P., which is a subsidiary of Albertsons, which serves as the guarantor of the lease (the “IL Property Lease”). The IL Property Lease is a net lease whereby the tenant is responsible for operating expenses, real estate taxes, utilities, repairs, maintenance and capital expenditures, in addition to its obligation to pay base rent.

The following table provides certain information about the IL Property Lease:

Rent Commencement Date	Lease Expiration Date	Rentable Square Feet	Year One Rent	Tenant Renewal Options
January 2, 2019	January 31, 2039	1,561,613	$7,808,065.00, subject to annual rent escalations	9 extension options for 5 years each

The following table provides certain information about the IL Mezz B Loan:

	Original Loan Amount	Annual Interest Rate Prior to Anticipated Repayment Date	Applicable Interest Rate after Anticipated Repayment Date	Anticipated Repayment Date	Maturity Date
IL Mezz B Loan	$12,595,000	Ranging from 7.75% in 2019 to 8.74% in 2028.	Greater of: (i) 10.75%, (ii) 11.74% and (iii) 5 year Swap Rate plus 8.82%.	January 6, 2029	January 6, 2034

The IL Mortgage Loan and the IL Mezz A Loan both have the same anticipated repayment date and maturity date as the IL Mezz B Loan.

The Company intends, but is not obligated, to purchase 100% of the membership interests of the Illinois SPE from CFI. Subject to the limitations in the Company’s charter, the Company anticipates the purchase price for any membership interests purchased by the Company from CFI would be equal to CFI’s purchase price in exchange for such membership interests. On January 4, 2019, the Company purchased an additional 4.9% of the Illinois SPE’s membership interests CFI.

Prior to the Anticipated Repayment Date, the IL Mortgage, IL Mezz A and IL Mezz B Borrowers pay only interest on a monthly basis (non-amortizing). Commencing in the 13th month after loan origination, the loans may be prepaid (a) subject to customary yield maintenance provisions prior to October 6, 2028, and (b) without penalty on or after October 6, 2028; provided that in each case the loan may be prepaid in whole, but not in part and no portion of a mezzanine loan may be prepaid without prepayment of the more senior loans. To the extent any of the loans have not been repaid by the Anticipated Repayment Date, excess cash flow from the Property will be applied to the repayment of the outstanding principal (in order of priority – first to the IL Mortgage Loan, then to the IL Mezz A Loan, and then to the IL Mezz B Loan). During a “Trigger Period” under the IL Mortgage Loan, all excess cash flow that would otherwise be available to, and distributable by, the IL Mortgage Borrower will be held by and for the benefit of the IL Mortgage Lender in a cash management account. During such Trigger Period, the IL Mortgage Lender has agreed to permit the payment of interest on the IL Mezz A Loan and IL Mezz B Loan, to the extent of available cash after payment of operating expenses and certain other amounts. Each of the following will cause a Trigger Period to commence under the IL Mortgage Loan: (a) an event of default by the Mortgage Borrower, in its capacity as landlord, under the IL Property Lease; (b) a bankruptcy or similar event with respect to the tenant or guarantor under the IL Property Lease; (c) the tenant under the IL Property Lease vacates or ceases to occupy a substantial portion of the space demised to it, the tenant goes dark or otherwise discontinues its operations at the space, in each case for more than 90 consecutive or 150 total days in any 12 month period (with certain exceptions); (d) an event of default under the IL Mortgage Loan; (e) if net operating income, as of certain measurement dates, is less than 80% of the net operating income of the IL Property as of the loan closing date; and (f) if certain financial reports are not delivered by the IL Mortgage Borrower to the IL Mortgage Lender in accordance with the IL Mortgage Loan. Each of the IL Mezz A Loan and IL Mezz B Loan contains similar and corresponding definitions of “Trigger Period”, pursuant to which the subject lender would trap all excess cash flow derived from the Property and which would otherwise be available for distribution (with agreements among the lenders to permit the current payment of interest on each loan to the extent of available cash). Each of the loans contains customary events of default. As is customary in such financings, if an event of default occurs under the subject loan, the lender may accelerate the repayment of the outstanding principal amount and exercise other remedies subject, in certain instances, to the expiration of an applicable cure period.

In connection with the origination of the Loan, the Illinois SPE, IL Mezz A Lender, and IL Mortgage Lender entered into an intercreditor agreement (the “Intercreditor Agreement”), dated as of January 2, 2019. The Intercreditor Agreement specifies the time and method by which the various secured parties may enforce their security interests in their respective collateral. In addition, the Intercreditor Agreement contains customary restrictions on modifications to the senior and mezzanine loan documents and restrictions on the ability of the lenders to exercise overlapping consent rights. The Intercreditor Agreement also grants Illinois SPE the right to cure events of default under the IL Mezz A Loan and the IL Mortgage Loan and the right to purchase the IL Mezz A Loan and the IL Mortgage Loan during the continuance of an event of the default under the IL Mezz A Loan and the IL Mortgage Loan.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (such as those concerning the Company’s intention regarding the purchase of 100% of the membership interests of the Pennsylvania SPE and Illinois SPE) that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, the ability of the Company to effectuate the purchase of the remainder of such interests, as well as those risks set forth in the “Risk Factors” section of the Company’s Registration Statement on Form S-11, as amended or supplemented by the Company’s other filings with the Securities and Exchange Commission. Although these forward-looking statements reflect management’s belief as to future events, actual events or the Company’s investments and actual results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RODIN GLOBAL PROPERTY TRUST, INC.

Date: January 8, 2019	By:	/s/ KENNETH CARPENTER
Name: Kenneth Carpenter
Title: President